UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2021

VICI Properties Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue, 20th Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Financial Information of MGP And MGP OP

As previously disclosed, on August 4, 2021, VICI Properties Inc., a Maryland corporation (the “Company”), MGM Growth Properties LLC, a Delaware limited liability company (“MGP”), MGM Growth Properties Operating Partnership LP, a Delaware limited partnership (“MGP OP”), VICI Properties LP, a Delaware limited partnership (“Existing VICI OP”), Venus Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Existing VICI OP (“REIT Merger Sub”), VICI Properties OP LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“New VICI Operating Company”), and MGM Resorts International, a Delaware corporation (“MGM”), entered into a definitive Master Transaction Agreement (the “Master Transaction Agreement”). Upon the terms and subject to the conditions set forth in the Master Transaction Agreement, prior to or on the closing date under the Master Transaction Agreement, the Company will contribute its interest in Existing VICI OP to New VICI Operating Company, which will serve as a new operating company for the Company. Following the contribution transaction, MGP will merge with and into REIT Merger Sub, with REIT Merger Sub surviving the merger (the “REIT Merger”). Immediately following consummation of the REIT Merger, REIT Merger Sub will distribute the interests of the general partner of MGP OP to Existing VICI OP and, immediately following such distribution, REIT Merger Sub will merge with and into MGP OP, with MGP OP surviving the merger (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”).

The Company is filing this Current Report on Form 8-K to provide certain financial information with respect to the proposed Mergers. Specifically, this Current Report on Form 8-K provides: (1) the audited consolidated financial statements of MGP and MGP OP as of December 31, 2020 and 2019, and for each of the years in the three year period ended December 31, 2020, attached hereto as Exhibit 99.1 and incorporated herein by reference, (2) the unaudited consolidated financial statements of MGP and MGP OP as of June 30, 2021 and for the six month periods ended June 30, 2021 and 2020, attached hereto as Exhibit 99.2 and incorporated herein by reference, and (3) the Company’s unaudited pro forma condensed combined financial statements as of and for the six month period ended June 30, 2021 and for the year ended December 31, 2020, relating to the proposed Mergers, the other transactions contemplated by the Master Transaction Agreement and certain other pending or recently closed transactions, attached hereto as Exhibit 99.3 and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the combined company would have been had the Mergers been consummated on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the combined company as of or for any future date or period. For further information, see Exhibit 99.3. The information in Exhibits 99.1 and 99.2 was provided by MGP and MGP OP.

Supplemental Risk Factors, VICI Board of Directors’ Reasons for the Transactions and Property Statistics of MGP

The Company is also filing this Current Report on Form 8-K to provide certain supplemental risk factors (the “Supplemental Risk Factors”) and the recommendations of the VICI Board of Directors and its reasons for the Transactions (the “VICI Reasons for the Transactions”) that were originally reflected in the Registration Statement on Form S-4 filed with the SEC by the Company on September 8, 2021 (which Registration Statement is not incorporated by reference in or a part of this Current Report on Form 8-K). The Supplemental Risk Factors and VICI Reasons for the Transactions are attached hereto as Exhibit 99.4 and 99.5, respectively, and incorporated herein by reference.

The Company is also filing this Current Report on Form 8-K to provide certain property statistics of MGP (the “MGP Property Statistics”). The MGP Property Statistics are attached hereto as Exhibit 99.6 and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed transaction described herein, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction and the markets of each company. These forward-looking statements generally are identified by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on the Company’s, MGP’s and each company’s respective tenants’ financial condition, results of operations, cash flows and performance. The extent to which the COVID-19 pandemic continues to adversely affect each company’s tenants, and ultimately impacts each company’s business, financial condition, results of operations, cash flows and performance depends on future developments which cannot be predicted with confidence. Many additional factors could cause actual future events and results to differ materially from the forward-looking statements, including but not limited to: (i) the possibility that the Company stockholders do not approve the proposed transaction or that other conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline, (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction, (iii) the risk that MGP’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (iv) unexpected costs or liabilities relating to the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against the Company or MGP or their respective directors or officers and the resulting expense or delay, (vi) the risk that disruptions caused by or relating to the proposed transaction will harm the Company’s or MGP’s business, including current plans and operations, (vii) the ability of the Company or MGP to retain and hire key personnel, (viii) potential adverse reactions by tenants or other business partners or changes to business relationships, including joint ventures, resulting from the announcement or completion of the proposed transaction, (ix) risks relating to the market value of the Company’s common stock to be issued in the proposed transaction, (x) risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xi) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets, (xii) general economic and market developments and conditions, (xiii) restrictions during the pendency of the proposed transaction or thereafter that may impact the Company’s or MGP’s ability to pursue certain business opportunities or strategic transactions, (xiv) either company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes, and (xv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement relating to the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Investors are cautioned to interpret many of the risks identified in the “Risk Factors” section of these filings as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company gives no assurance that it will achieve its expectations.

Additional Information about the Proposed Transaction and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between the Company and MGP. In connection with the Mergers, the Company filed with the SEC a registration statement on Form S-4 that includes a proxy statement of the Company and that also constitutes a prospectus of the Company and information statement of MGP. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/INFORMATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting VICI Properties Investor Relations at Investors@viciproperties.com or (646) 949-4631. Investors and security holders may obtain free copies of the documents filed with the SEC by MGP by contacting MGP Investor Relations at IR@mgmgrowthproperties.com or (702) 669-1470.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company is available in the Company’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement/information statement/prospectus and other relevant materials filed with the SEC regarding the Mergers. Investors should read the definitive proxy statement/information statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of Businesses to be Acquired

The audited consolidated financial statements of MGP and MGP OP as of December 31, 2020 and 2019 and for each of the years in the three year period ended December 31, 2020 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The unaudited consolidated financial statements of MGP and MGP OP as of June 30, 2021 and for the six month periods ended June 30, 2021 and 2020 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as and for the six month period ended June 30, 2021 and for the year ended December 31, 2020, giving effect to the Mergers, the other transactions contemplated by the Master Transaction Agreement and certain other pending or recently closed transactions, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d)    Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP for MGM Growth Properties LLC

23.2	Consent of Deloitte & Touche LLP for MGM Growth Properties Operating Partnership LP

99.1	Audited consolidated financial statements of MGM Growth Properties LLC and MGM Growth Properties Operating Partnership LP as of December 31, 2020 and 2019, and for each of the years in the three year period ended December 31, 2020

99.2	Unaudited consolidated financial statements of MGM Growth Properties LLC and MGM Growth Properties Operating Partnership LP as of June 30, 2021 and for the six month periods ended June 30, 2021 and 2020

99.3	Unaudited pro forma condensed combined financial statements of the Company as of and for the six month period ended June 30, 2021 and for the year ended December 31, 2020

99.4	Supplemental Risk Factors

99.5	Recommendations of the VICI Board of Directors and Its Reasons for the Transactions

99.6	Property Statistics of MGM Growth Properties LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.

Date: September 8, 2021	By:	/s/ Samantha S. Gallagher
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary